Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 - SUBSEQUENT EVENTS

From January 1, 2026 to January 21, 2026, the Company sold an aggregate of 1,127,131 Class A Ordinary Shares under the ATM offering program with gross proceeds of approximately $20.3 million and net proceeds of approximately $17.8 million after deducting commissions and offering expenses. As of the date of this annual report, the Company still had approximately $79.4 million of remaining capacity available for issuance under the ATM facility.

On January 14, 2026, Wuxi Mingteng Mould received a short-term loan of approximately $0.71 million from China Merchants Bank with the initial loan interest rate of 2.25%. The interest rate is a floating rate based on LPR, reduced by 75 basis points, with a repricing period of three months. The maturity date of the loan is January 14, 2027.

On March 5, 2026, Wuxi Mingteng Mould received a short-term loan of approximately $0.71 million from China CITIC Bank with the initial loan interest rate of 2.4%. The maturity date of the loan is March 5, 2027.

On April 13, 2026, the Company entered into securities purchase agreements with certain investors, including Mr. Yingkai Xu, the Company’s Chief Executive Officer, relating to the issuance and sale of an aggregate of 3,800,000 Class A ordinary shares (the “Purchased Shares”), par value $0.002 per share of the Company, at $0.25 per share, for a total purchase price of $950,000, payable in cash. Of the Purchased Shares, 1,520,000 Class A Ordinary Shares were purchased by Mr. Yingkai Xu, and 2,280,000 Class A Ordinary Shares were purchased by the remaining investors.